Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2006-2010

1.	Advance business transformation
2.	Provide attractive shareholder returns
3.	Increase investment in utility infrastructure
4.	Implement an effective energy procurement plan
5.	Improve reputation through more effective communications
6.	Evaluate the evolving industry and related investment opportunities

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Second Quarter and Year-to-Date, 2006 vs. 2005
(in millions, except per share amounts)

	Three months ended June 30,				Six months ended June 30,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2006	2005	2006	2005	2006	2005	2006	2005

PG&E Corporation Earnings from Operations [1]	$228	$262	$0.64	$0.69	$442	$488	$1.24	$1.24
Items Impacting Comparability [2]
Scheduling Coordinator Cost Recovery [3]	22	-	0.06	-	22	-	0.06	-
Environmental Remediation Liability [4]	(18)	-	(0.05)	-	(18)	-	(0.05)	-
Energy Crisis/ Chapter 11 Interest Costs [5]	-	5	-	0.01	-	(3)	-	(0.01)
Total	4	5	0.01	0.01	4	(3)	0.01	(0.01)
PG&E Corporation Earnings on a GAAP basis	$232	$267	$0.65	$0.70	$446	$485	$1.25	$1.23

[1]	Earnings from operations exclude items impacting comparability.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
[3]
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million ($0.06 per common share), after tax, of a regulatory asset related to certain scheduling coordinator, or SC, costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the Scheduling Coordinator Services, or SCS, Tariff offset by SCS refunds to certain existing wholesale transmission customers.

[4]
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million ($0.05 per common share), after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

[5]
Items impacting comparability for the three months ended June 30, 2005 include the recovery of net incremental interest costs incurred by the Utility after February 10, 2005, the date of issuance of the first series of Energy Recovery Bonds, through March 31, 2005 of approximately $5 million ($0.01 per common share), after-tax, related to remaining generator disputed claims in the Utility's Chapter 11 proceeding. These costs were recoverable as a result of a California Public Utilities Commission, or CPUC, decision on May 4, 2005.

Items impacting comparability for the six months ended June 30, 2005 include the net effect of incremental interest costs of approximately $3 million ($0.01 per common share), after-tax, incurred by the Utility through February 10, 2005 related to generator disputed claims in the Utility's Chapter 11 proceeding, which were not considered recoverable.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Second Quarter and Year-to-Date, 2006 vs. 2005
(in millions)

	Three months ended June 30,		Six months ended June 30,

	Earnings (Loss)		Earnings (Loss)
	2006	2005	2006	2005
Pacific Gas and Electric Company Earnings from Operations [1]	$223	$267	$437	$494
Items Impacting Comparability [2]
Scheduling Coordinator Cost Recovery [3]	22	-	22	-
Environmental Remediation Liability [4]	(18)	-	(18)	-
Energy Crisis/ Chapter 11 Interest Costs [5]	-	5	-	(3)
Total	4	5	4	(3)
Pacific Gas and Electric Company Earnings on a GAAP basis	$227	$272	$441	$491

[1]	Earnings from operations exclude items impacting comparability.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
[3]
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million, after-tax, of a regulatory asset related to certain SC costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the SCS Tariff offset by SCS refunds to certain existing wholesale transmission customers.

[4]
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million, after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

[5]
Items impacting comparability for the three months ended June 30, 2005 include the recovery of net incremental interest costs incurred by the Utility after February 10, 2005, the date of issuance of the first series of Energy Recovery Bonds, through March 31, 2005 of approximately $5 million, after-tax, related to remaining generator disputed claims in the Utility's Chapter 11 proceeding. These costs were recoverable as a result of a California Public Utilities Commission, or CPUC, decision on May 4, 2005.

Items impacting comparability for the six months ended June 30, 2005 include the net effect of incremental interest costs of approximately $3 million, after-tax, incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which were not considered recoverable.

Table 4: PG&E Corporation Earnings per Common Share from Operations

Second Quarter 2006 vs. Second Quarter 2005
($/Share, Diluted)

Q2 2005 EPS from Operations [1]	$0.69

Share variance	0.05
Effect of increase in authorized return on equity	0.01
Gas transmission revenue	0.01
Miscellaneous items	0.02

Diablo Canyon refueling outage	(0.07)
ERB Series 2 equity carrying cost credit	(0.04)
Scheduling Coordinator settlements (Q2 of 2005)	(0.03)

Q2 2006 EPS from Operations [1]	$0.64

Year-to-Date 2006 vs. Year-to-Date 2005
($/Share, Diluted)

Q2 2005 YTD EPS from Operations [1]	$1.24

Share variance	0.13
Effect of increase in authorized return on equity	0.02
Environmental remediation (Q1 of 2005)	0.04
Gas transmission revenue	0.03

Diablo Canyon refueling outage	(0.07)
Elimination of earnings on the settlement regulatory asset [2]	(0.04)
ERB Series 2 equity carrying cost credit	(0.08)
Scheduling Coordinator settlements (Q2 of 2005)	(0.03)

Q2 2006 YTD EPS from Operations [1]	$1.24

[1]	See Tables 2 and 3 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
[2]
The Utility earned a return on equity on the settlement regulatory asset only through February 10, 2005 (when the first series of energy recovery bonds was issued to refinance the after-tax portion of the settlement regulatory asset).

Table 5: PG&E Corporation Share Statistics
Second Quarter 2006 vs. Second Quarter 2005
(shares in millions, except per share amounts)

	Second Quarter 2006	Second Quarter 2005	% Change
Common Stock Data

Book Value per share - end of period [1]	$20.40	$20.61	(1.02)%

Weighted average common shares outstanding, basic	346	370	(6.49)%
Employee stock-based compensation and accelerated share repurchase program	3	4	(25.00)%
Weighted average common shares outstanding, diluted	349	374	(6.68%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	368	393	(6.36)%

[1]	Common shareholders’ equity per common share outstanding at period end.

Source: PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 6: Operational Performance Metrics
Second Quarter 2006 vs. Targets 2006

		2005	2006
		EOY Actual	YTD Actual	YTD Target	EOY Target
1.	Overall customer satisfaction [1] (composite of J.D. Power residential & business customer surveys)	94.0	98.5	92.0	94.0
2.	Timely bills (% billed within 35 days)	99.38%	99.42%	99.50%	99.51%
3.	Estimated Time of Outage Restoration accuracy (% accurate)	47%	64%	50%	50%
4.	System Average Interruption Duration Index (yearly minutes per customer)	178.7	111.0	77.0	166.0
5.	System Average Interruption Frequency Index (yearly interruptions per customer)	1.34	0.77	0.62	1.31
6.	Energy Availability [2] (composite of owned generation & procured energy availability)	N/A	1.7	1.5	1.5
7.	Telephone service level (% answered within 20 seconds)	75%	78%	71%	76%
8.	Total expense per customer ($ cost of operations per customer)	$278	$146	$147	$283
9.	Diablo Canyon performance index [3] (composite of plant performance metrics)	94.7	97.6	94.6	94.0
10.	Employee Premier Survey index [4] (composite of employee satisfaction Premier survey metrics)	64%	N/A	N/A	68%
11.	Lost workday case rate (lost workday case rate per 100 employees)	1.04	0.63	0.63	0.88

1  2006 targets have been adjusted to reflect changes in industry average results for this year's J.D. Power residential and business customer surveys.

2  Metric is first applicable in 2006.

3  2005 results have been restated to maintain consistency with the actual and target values based on the recently revised industry calculation methodology.

4  This metric is baed on a survey conducted once per calendar uear, generally in the Fall.

    The reconciliation of non-GAAP cost of operations to operating and maintenance expense for the year-to-date period is shown below:

(in millions, except cost per customer)	2005 EOY Actual	2006 6/30 Actual	2006 6/30 Target	2006 EOY Target
GAAP Operating and Maintenance Expense	$3,399	1,844	1,766	$3,552
Public Purpose and Other Balancing Account Programs	(360)	(196)	(227)	(568)
Property Taxes	(172)	(90)	(91)	(184)
Franchise Fees & Uncollectible Expense	(123)	(70)	(84)	(171)
Chromium Litigation	(154)	-	-	-
Environmental	-	(65)	-	-
Reimbursable Revenue	-	(33)	-	-
Other	(50)	(41)	-	-

Cost of Operations	$2,540	1,349	1,364	$2,629
Cost of Operations/9.2M Customer Accounts	$278	$146	$147	$283

DEFINITIONS OF 2006 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Overall customer satisfaction:

PG&E measures residential and business customer satisfaction with annual industry wide-surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in intervening quarters. The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from the both the J.D. Powers-administered and proprietary surveys. The metric is calculated by first averaging the available residential and business satisfaction scores (each with 50% weighting) in each quarter and then averaging all available quarterly composite scores for the final year-to-date metric value.

2.	Timely bills:

Measures the percentage of bills that have been issued on a timely basis to customers (i.e., within 35 days of the last scheduled meter read).

3.	Estimated Time of Outage Restoration accuracy (ETOR):

The percentage of outage occurrences, weighted by customers affected, where the majority of customers have been given accurate outage duration information in the early stages of an outage. If the actual time of outage restoration does not occur within the two-hour window given to customers, the measure is considered “missed” for the customers affected by that outage.

4.	System Average Interruption Duration Index (SAIDI):

SAIDI is an indicator of system reliability that measures the average outage time (in minutes) that a customer experiences in a year (∑ Customer interruption durations / Total number of customers served).

5.	System Average Interruption Frequency Index (SAIFI):

SAIFI is an indicator of system reliability that measures the average number of interruptions that a customer experiences in a year (Total number of customer interruptions / Total number of customers served).

6.	Combined energy availability:

Comprised of two, equally-weighted principal components, a generation availability (GA) component and an energy procurement (EP) component, expressed on a scale of zero to two (with two representing the greatest energy availability). The GA component is the annual average percentage of PG&E's total hydroelectric, fossil (excluding Hunters Point) and nuclear generation capacity that is physically capable of producing power. The GA component captures losses of capacity attributed to equipment failures or planned maintenance, including transmission-related events which constrain generation output. The 0.5 to 2 scale for the Generation Availability metric spans between 83.57% and 89.57% availability. The EP component measures whether sufficient resources are in place to meet load requirements and to maximize the availability of ancillary services to the CAISO, in order for the CAISO to maintain system reliability and to minimize the frequency of CAISO stage alerts in PG&E's service area. The combined energy availability score could be impacted by either the energy availability metric which measures the amount of ISO Stage 2 and 3 alerts or the Generation Availability metric.

7.	Telephone service level:

Measures the percentage of customer calls that have been either (1) completed by automated voice response systems for self-service, or (2) answered in 20 seconds or less by customer service representatives.

8.	Total expense per customer:

Measures the average annual cost of operations per customer and includes all budget expense items, including business unit and corporate service department expenses, casualty, benefits, severance, and insurance. This metric excludes capital-related costs such as depreciation and interest, and the commodity costs of gas and electricity. The denominator is defined as the average number of active gas and electric customer accounts for the year. This metric is an indicator of overall efficiency and productivity in delivering energy to PG&E customers.

9.	Diablo Canyon composite performance index:

Performance index is intended to provide a quantitative indication of plant performance in the areas of nuclear plant safety, reliability, and plant efficiency

10.	Employee Premier Survey index:

Provides a comprehensive indicator of employee satisfaction that is derived averaging the percentage of favorable responses from all 40 core survey items within the Premier Survey.

11.	Lost workday case rate:

Measures the number of non-fatal injury and illness cases that (1) satisfy OSHA requirements for recordability, (2) occur in the current year, and (3) result in at least one day away from work. The rate measures how frequently new lost workday cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Second Quarter and Year-to-Date, 2006 vs. 2005

Three Months Ending June 30,	Six Months Ending June 30,

	2006	2005	2006	2005

Electric Sales (in millions kWh)
Residential	7,100	6,633	14,841	14,075
Commercial	8,129	7,827	15,935	15,293
Industrial	3,748	3,712	7,382	7,167
Agricultural	791	849	1,316	1,320
BART, public street and highway lighting	200	198	405	391
Other electric utilities	3	13	6	20
Sales from Energy Deliveries	19,971	19,232	39,885	38,266

Total Electric Customers at June 30[1]			5,039,918	4,965,997

Bundled Gas Sales (in millions MCF)
Residential	44	41	123	123
Commercial	18	18	43	44
Industrial	-	-	-	-
Total Bundled Gas Sales	62	59	166	167
Transportation Only	105	101	220	234
Total Gas Sales	167	160	386	401

Total Gas Customers at June 30 [1]			4,206,708	4,142,460

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	3,799	4,774	8,604	9,427
Hydro (net)	4,222	3,693	7,960	6,640
Fossil	141	324	407	566
Total Utility Generation	8,162	8,791	16,971	16,633
Purchased Power
Qualifying Facilities	4,121	4,585	7,711	8,939
Irrigation Districts	1,797	1,504	3,452	2,002
Other Purchased Power	650	257	856	411
Spot Market Purchases/Sales, net	1,125	(1,192)	1,162	(1,211)
Total Purchased Power	7,693	5,154	13,181	10,141
Delivery from DWR	4,261	4,525	9,057	9,569

Delivery to Direct Access Customers	1,900	2,224	3,881	4,326

Others (includes energy loss)	(2,045)	(1,462)	(3,205)	(2,403)

Total Electric Energy Delivered	19,971	19,232	39,885	38,266

Diablo Canyon Performance
Overall capacity factor (including refuelings)	79%	101%	91%	100%
Refueling outage period	4/17/06-5/25/06	-	4/17/06-5/25/06	-
Refueling outage duration during the period (days)	38.8	-	38.8	-

1 Customers reported as number of active service contracts, net of interdepartmental service agreements, at June 30, 2006. Amounts for 2005 have been revised to conform to the 2006 presentation.

Table 8: PG&E Corporation Earnings per Common Share (EPS) Guidance
2006 EPS Guidance

	Low	High

EPS Guidance on an Earnings from Operations Basis	$2.40	$2.50

Estimated Items Impacting Comparability
Scheduling Coordinator Cost Recovery	$0.06	$0.06
Environmental Remediation Liability	(0.05)	(0.05)

EPS Guidance on a GAAP Basis	$2.41	$2.51

2007 EPS Guidance

	Low	High

EPS Guidance on an Earnings from Operations Basis	$2.65	$2.75

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.65	$2.75

Management's statements regarding 2006 and 2007 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2006, and general sensitivities for 2006 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
•	How the Utility manages its responsibility to procure electric capacity and energy for its customers;
•	The adequacy and price of natural gas supplies, the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
•	The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;
•	Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;
•	The outcome of proceedings pending at the Federal Energy Regulatory Commission (FERC) and the CPUC, including the Utility’s 2007 General Rate Case and the Utility’s application for approval of new long-term generation resource commitments;
•	How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
•	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
•	Increased municipalization and other forms of bypass in the Utility’s service territory; and
•	Other factors discussed in PG&E Corporation’s SEC reports.

Table 9: Rate Base - Pacific Gas and Electric Company
(in billions)

	2005	2006
	Recorded	Estimated
Total Weighted Average Rate Base	$15.1	$15.9

The estimate of rate base for 2006 and the forecast of capital expenditures that the estimate is based on are forward looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 10: General Earnings Sensitivities for 2006
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact for 2006

Rate base	+/- $100 million change in rate base [1]	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million

Share count	+/- 1% change in average shares	-/+ $0.02 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

1    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2006 earnings are forward looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2006
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, January 1, 2006	$713

Sources of Cash
Cash from operations	$1,540
Decrease in restricted cash	48
Net proceeds from sale of assets	7
Common stock issued	77
$1,672

Uses of Cash
Capital expenditures	$1,178
Proceeds from and investments in nuclear decommissioning trust, net	42
Net repayments under credit facilities	47
Rate reduction bonds matured	141
Energy recovery bonds matured	130
Common stock repurchased	114
Common stock dividends paid	228
Other	84
$1,964

Cash and Cash Equivalents, June 30, 2006	$421

Source: PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
Second Quarter 2006 vs. Second Quarter 2005
(in millions)

	2006	2005	Change

Cash Flow from Operating Activities (YTD June 30)
PG&E Corporation	$30	$(21)	$51
Pacific Gas and Electric Company	1,510	1,604	(94)
	$1,540	$1,583	$(43)

Consolidated Cash Balance (at June 30)
PG&E Corporation	$256	$354	$(98)
Pacific Gas and Electric Company	165	1,140	(975)
	$421	$1,494	$(1,073)

Consolidated Restricted Cash Balance (at June 30)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company	1,498	1,659	(161)
	$1,498	$1,659	$(161)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and Form 10-Q for the quarter ended June 30, 2005.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
Second Quarter 2006 vs. Year End 2005
(in millions)

	Balance At
	June 30, 2006	December 31, 2005

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion [1]	(280)	-
	-	280

Utility
Senior notes
3.60% to 6.05% bonds, due 2009-2034	5,100	5,100
Unamortized discount, net of premium	(17)	(17)
Total senior notes	5,083	5,083
Pollution control bond loan agreements, variable rates [2], due 2026 [3]	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023 [4]	345	345
Pollution control bond loan agreements, variable rates [5], due 2016-2026	454	454
Other	2	2
Less: current portion	(2)	(2)
	6,696	6,696
Total consolidated long-term debt, net of current portion	$6,696	$6,976

[1]
The holders of Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

[2]	At June 30, 2006, interest rates on these loans ranged from 3.95% to 4.02%.
[3]
These bonds are supported by $620 million of letters of credit which expire on April 22, 2010. Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

[4]
The $345 million pollution control bonds, due in 2023, are subject to a mandatory tender for purchase on June 1, 2007. Under the loan agreement, unless the Utility remarkets the bonds by June 1, 2007, the bonds will either be returned to the bondholders and bear interest at a daily rate equal to 10% or the Utility has the option to redeem the bonds or purchase the bonds in lieu of redemption.

[5]	At June 30, 2006, interest rates on these loans ranged from 3.35% to 3.70%.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions, except interest rates)

	2006	2007	2008	2009	2010	Thereafter	Total

Long-term debt: (as of June 30, 2006)
PG&E Corporation
Average fixed interest rate	-	9.50%	-	-	-	-	9.50%
Fixed rate obligations	$-	$280[1]	$-	$-	$-	$-	$280
Utility
Average fixed interest rate	-	-	-	3.60%	-	5.42%	5.22%
Fixed rate obligations	$-	$-	$-	$600	$-	$5,028[2]	$5,628
Variable interest rate as of June 30, 2006	-	-	-	-	3.97%	3.53%	3.79%
Variable rate obligations	$-	$-	$-	$-	$614[3]	$454	$1,068
Other	2	-	-	-	-	-	2
Less: current portion	(2)	(280)	-	-	-	-	(282)
Total consolidated long-term debt, net of current portion	$-	$-	$-	$600	$614	$5,482	$6,696

Utility (as of June 30, 2006)
Average fixed interest rate	6.46%	6.48%	-	-	-	-	6.47%
Rate reduction bonds	$149	$290	$-	$-	$-	$-	$439
Average fixed interest rate	4.18%	4.19%	4.19%	4.36%	4.49%	4.63%	4.41%
Energy recovery bonds	$186	$340	$354	$369	$386	$827	$2,462

[1]
The holders of Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

[2]
Amount includes the $345 million pollution control bonds, due in 2023, which are subject to a mandatory tender for purchase on June 1, 2007. Under the loan agreement, unless the Utility remarkets the bonds by June 1, 2007, the bonds will either be returned to the bondholders and bear interest at a daily rate equal to 10% or the Utility has the option to redeem the bonds or purchase the bonds in lieu of redemption.

[3]
The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on April 22, 2010. The Utility will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2010.

Table 15: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Operating Revenues
Electric	$2,214	$1,780	$4,077	$3,439
Natural gas	803	718	2,088	1,727
Total operating revenues	3,017	2,498	6,165	5,166
Operating Expenses
Cost of electricity	781	487	1,311	884
Cost of natural gas	368	347	1,241	967
Operating and maintenance	982	670	1,844	1,436
Depreciation, amortization and decommissioning	421	454	835	839
Total operating expenses	2,552	1,958	5,231	4,126
Operating Income	465	540	934	1,040
Interest income	41	16	64	37
Interest expense	(164)	(131)	(318)	(292)
Other income (expense), net	28	(2)	28	(3)
Income Before Income Taxes	370	423	708	782
Income tax provision	138	156	262	297
Net Income	$232	$267	$446	$485
Weighted Average Common Shares Outstanding, Basic	346	370	345	379
Net Earnings Per Common Share, Basic	$0.65	$0.70	$1.26	$1.25
Net Earnings Per Common Share, Diluted	$0.65	$0.70	$1.25	$1.23
Dividends Declared Per Common Share	$0.33	$0.30	$0.66	$0.60

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 16: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	June 30,	December 31,
	2006 (Unaudited)	2005
ASSETS
Current Assets
Cash and cash equivalents	$421	$713
Restricted cash	1,498	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $45 million in 2006 and $77 million in 2005)	2,049	2,422
Regulatory balancing accounts	969	727
Inventories:
Gas stored underground and fuel oil	169	231
Materials and supplies	135	133
Income taxes receivable	100	21
Prepaid expenses and other	262	187
Total current assets	5,603	5,980
Property, Plant and Equipment
Electric	23,308	22,482
Gas	8,939	8,794
Construction work in progress	718	738
Other	15	16
Total property, plant and equipment	32,980	32,030
Accumulated depreciation	(12,376)	(12,075)
Net property, plant and equipment	20,604	19,955
Other Noncurrent Assets
Regulatory assets	5,302	5,578
Nuclear decommissioning funds	1,761	1,719
Other	710	842
Total other noncurrent assets	7,773	8,139
TOTAL ASSETS	$33,980	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 16 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	June 30,	December 31,
	2006 (Unaudited)	2005
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$213	$260
Long-term debt, classified as current	282	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	346	316
Accounts payable:
Trade creditors	663	980
Disputed claims and customer refunds	1,720	1,733
Regulatory balancing accounts	1,100	840
Other	452	441
Interest payable	506	473
Deferred income taxes	312	181
Other	1,191	1,416
Total current liabilities	7,075	6,932
Noncurrent Liabilities
Long-term debt	6,696	6,976
Rate reduction bonds	149	290
Energy recovery bonds	2,116	2,276
Regulatory liabilities	3,487	3,506
Asset retirement obligations	1,633	1,587
Deferred income taxes	3,033	3,092
Deferred tax credits	109	112
Other	1,966	1,833
Total noncurrent liabilities	19,189	19,672
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders’ Equity
Common stock, no par value, authorized 800,000,000 shares, issued 370,937,146 common and 1,353,113 restricted shares in 2006 and 366,868,512 common and 1,399,990 restricted shares in 2005	5,834	5,827
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	-	(22)
Reinvested earnings	2,356	2,139
Accumulated other comprehensive loss	(8)	(8)
Total common shareholders’ equity	7,464	7,218
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,980	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 17: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Six Months Ended
	June 30,
	2006	2005
Cash Flows From Operating Activities
Net income	$446	$485
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	868	839
Deferred income taxes and tax credits, net	69	(115)
Other deferred charges and noncurrent liabilities	155	(75)
Gain on sale of assets	(15)	-
Net effect of changes in operating assets and liabilities:
Accounts receivable	373	56
Inventories	60	(8)
Accounts payable	(232)	(221)
Accrued taxes	(79)	153
Regulatory balancing accounts, net	18	565
Other current assets	(56)	(35)
Other current liabilities	(103)	(129)
Other	36	68
Net cash provided by operating activities	1,540	1,583
Cash Flows From Investing Activities
Capital expenditures	(1,178)	(803)
Net proceeds from sale of assets	7	17
Decrease in restricted cash	48	321
Proceeds from nuclear decommissioning trust sales	757	2,008
Purchases of nuclear decommissioning trust investments	(799)	(2,038)
Other	-	42
Net cash used in investing activities	(1,165)	(453)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Borrowings under commercial paper facility, net	213	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005	-	451
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	-	(1,356)
Rate reduction bonds matured	(141)	(141)
Energy recovery bonds matured	(130)	(14)
Preferred stock with mandatory redemption provisions redeemed	-	(122)
Common stock issued	77	190
Common stock repurchased	(114)	(1,065)
Common stock dividends paid	(228)	(111)
Other	(84)	(14)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	Six Months Ended
	June 30,
	2006	2005

Net cash used in financing activities	(667)	(608)
Net change in cash and cash equivalents	(292)	522
Cash and cash equivalents at January 1	713	972
Cash and cash equivalents at June 30	$421	$1,494

Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$270	$217
Income taxes paid, net	247	241
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$115	$112
Transfer of disputed claims and customer refunds and interest payable to accounts payable - regulatory balancing accounts	-	(378)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 18: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)
(Unaudited)

(in millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Operating Revenues
Electric	$2,214	$1,780	$4,077	$3,439
Natural gas	803	718	2,088	1,727
Total operating revenues	3,017	2,498	6,165	5,166
Operating Expenses
Cost of electricity	781	487	1,311	884
Cost of natural gas	368	347	1,241	967
Operating and maintenance	982	670	1,844	1,441
Depreciation, amortization and decommissioning	421	454	834	839
Total operating expenses	2,552	1,958	5,230	4,131
Operating Income	465	540	935	1,035
Interest income	39	20	58	39
Interest expense	(157)	(124)	(303)	(278)
Other income, net	25	6	31	12
Income Before Income Taxes	372	442	721	808
Income tax provision	141	166	273	309
Net Income	231	276	448	499
Preferred dividend requirement	4	4	7	8
Income Available for Common Stock	$227	$272	$441	$491

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	June 30,	December 31,
	2006 (Unaudited)	2005

ASSETS
Current Assets
Cash and cash equivalents	$165	$463
Restricted cash	1,498	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $45 million in 2006 and $77 million in 2005)	2,049	2,422
Related parties	3	3
Regulatory balancing accounts	969	727
Inventories:
Gas stored underground and fuel oil	169	231
Materials and supplies	135	133
Income taxes receivable	158	48
Prepaid expenses and other	250	183
Total current assets	5,396	5,756
Property, Plant and Equipment
Electric	23,308	22,482
Gas	8,939	8,794
Construction work in progress	718	738
Total property, plant and equipment	32,965	32,014
Accumulated depreciation	(12,362)	(12,061)
Net property, plant and equipment	20,603	19,953
Other Noncurrent Assets
Regulatory assets	5,302	5,578
Nuclear decommissioning funds	1,761	1,719
Related parties receivable	21	23
Other	621	754
Total other noncurrent assets	7,705	8,074
TOTAL ASSETS	$33,704	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 19 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	June 30,	December 31,
	2006 (Unaudited)	2005

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$213	$260
Long-term debt, classified as current	2	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	346	316
Accounts payable:
Trade creditors	663	980
Disputed claims and customer refunds	1,720	1,733
Related parties	31	37
Regulatory balancing accounts	1,100	840
Other	439	423
Interest payable	506	460
Deferred income taxes	293	161
Other	1,040	1,255
Total current liabilities	6,643	6,757
Noncurrent Liabilities
Long-term debt	6,696	6,696
Rate reduction bonds	149	290
Energy recovery bonds	2,116	2,276
Regulatory liabilities	3,487	3,506
Asset retirement obligations	1,633	1,587
Deferred income taxes	3,162	3,218
Deferred tax credits	109	112
Other	1,822	1,691
Total noncurrent liabilities	19,174	19,376
Commitments and Contingencies
Shareholders’ Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,802	1,776
Reinvested earnings	4,913	4,702
Accumulated other comprehensive loss	(9)	(9)
Total shareholders’ equity	7,887	7,650
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,704	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Six Months Ended
	June 30,
	2006	2005
Cash Flows From Operating Activities
Net income	$448	$499
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	867	839
Deferred income taxes and tax credits, net	73	(103)
Other deferred charges and noncurrent liabilities	153	(83)
Gain on sale of assets	(15)	(1)
Net effect of changes in operating assets and liabilities:
Accounts receivable	373	56
Inventories	60	(8)
Accounts payable	(233)	(222)
Accrued taxes	(110)	188
Regulatory balancing accounts, net	18	565
Other current assets	(52)	(25)
Other current liabilities	(70)	(119)
Other	(2)	18
Net cash provided by operating activities	1,510	1,604
Cash Flows From Investing Activities
Capital expenditures	(1,178)	(803)
Net proceeds from sale of assets	7	17
Decrease in restricted cash	48	321
Proceeds from nuclear decommissioning trust sales	757	2,008
Purchases of nuclear decommissioning trust investments	(799)	(2,038)
Other	-	42
Net cash used in investing activities	(1,165)	(453)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Borrowings under commercial paper facility, net	213	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005	-	451
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	-	(1,354)
Rate reduction bonds matured	(141)	(141)
Energy recovery bonds matured	(130)	(14)
Common stock dividends paid	(230)	(220)
Preferred stock dividends paid	(7)	(8)
Preferred stock with mandatory redemption provisions redeemed	-	(122)
Common stock repurchased	-	(960)
Other	(88)	-
Net cash used in financing activities	(643)	(794)
Net change in cash and cash equivalents	(298)	357
Cash and cash equivalents at January 1	463	783
Cash and cash equivalents at June 30	$165	$1,140

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	Six Months Ended
	June 30,
	2006	2005
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$243	$204
Income taxes paid, net	308	237
Supplemental disclosures of noncash investing and financing activities
Transfer of disputed claims and customer refunds and interest payable to accounts payable - regulatory balancing accounts	$-	$(378)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.